Exhibit j(i) under Form N-1A
                                               Exhibit 23 under Item 601/Reg S-K



                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees of
Huntington Funds:

     We consent to the use of our report dated February 19, 2002, incorporated herein by reference and the references to our firm under the captions "Financial Highlights" in the prospectus and "Management of the Trust - Independent Auditors" and "Financial Statements" in the Statement of Additional Information included herein.



By: /s/ KPMG LLP
    KPMG LLP
Columbus, Ohio
April 26, 2002